STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Noninterest-bearing cash	$ 177	$ 2,399
Investments, at fair value	178,234,529	155,786,427
Receivables:
Employer contribution	264,864	1,066,821
Participant contribution	236,484	0
Notes receivable from participants including interest	2,704,762	2,564,440
Total receivables	3,206,110	3,631,261
Net assets available for benefits	$ 181,440,816	$ 159,420,087